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                                                                    EXHIBIT 23.1


                         INDEPENDENT AUDITORS' CONSENT



The Board of Directors
LINC Capital, Inc.:

We consent to the use of our reports included herein and to the reference to our firm under the heading "Summary Financial and Operating Data", "Selected Financial Data" and "Experts" in the prospectus.


                                                       /s/ KPMG Peat Marwick LLP


Chicago, Illinois
October 31, 1997